Exhibit 4.6

                                                    Form of Settlement Contract


                                  CONFIRMATION

From:    MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Up Holding Trust

To:      MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Down Holding Trust

Date:    September ___, 2006

Re:      Settlement Contracts

_______________________________________________________________________________

Ladies and Gentlemen:

         This communication (this "Master Confirmation") is intended to supplement the terms and conditions of the futures transactions entered into between us from time to time as set forth below (each a "Settlement Contract"). Each Settlement Contract shall be a "Transaction" under the Agreement described below.

1.   The definitions and provisions contained in the 2000 ISDA Definitions
(the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Master Confirmation. Any capitalized terms used but not defined herein, in any Supplemental Confirmation (as described below) or in the Definitions shall have the meanings set forth in the Claymore MACROshares Oil Up Holding Trust Agreement (the "Up-MACRO
Holding Trust Agreement") or the Claymore MACROshares Oil Down Holding Agreement (the "Down-MACRO Holding Trust Agreement"), each dated as of
August ___, 2006, among Macro Securities Depositor, LLC, Investors Bank & Trust Company, as Trustee, and Claymore Securities, Inc., as Administrative Agent and Marketing Agent.

         This Master Confirmation, taken alone, is neither a commitment by either party to enter into any Transaction nor evidence of a Transaction. The terms of any particular Transaction shall be set forth in a Supplemental Confirmation in the form of Schedule A hereto and which references this Master Confirmation, in which event the terms and provisions of this Master Confirmation shall be deemed to be incorporated into and made a part of each such Supplemental Confirmation. This Master Confirmation and each Supplemental Confirmation together shall constitute a "Confirmation" as referred to in the Agreement. Any such Confirmation shall supplement, form a part of, and be subject to, the ISDA Master Agreement (Multicurrency-Cross Border) dated as of September ___, 2006, as amended and supplemented from time to time (the "Agreement"), between the Claymore MACROshares Oil Up Holding Trust (the "Up-MACRO Holding Trust") and the Claymore MACROshares Oil Down Holding Trust (the "Down-MACRO Holding Trust"). All provisions contained in the Agreement shall govern this Master Confirmation and the related Supplemental Confirmation relating to a Settlement Contract except as expressly modified below or in the related Supplemental Confirmation. With respect to any relevant Settlement Contract, the Agreement, this Master Confirmation and the related Supplemental Confirmation shall represent the entire agreement and understanding of the parties with respect to the subject matter and terms of such Settlement Contract and shall supersede all prior or contemporaneous written or oral communications with respect thereto.

         If, in relation to any Settlement Contract to which this Master Confirmation and a related Supplemental Confirmation relate, there is any inconsistency between the Agreement, this Master Confirmation, such Supplemental Confirmation and the Definitions that are incorporated into this Master Confirmation, the following will prevail for purposes of such Settlement Contract in the order of precedence indicated: (i) such Supplemental Confirmation; (ii) this Master Confirmation; (iii) the Definitions and (iv) the Agreement.

2.   General Terms:

Trade Date:                                For each Settlement Contract, as set
                                           forth in the related Supplemental
                                           Confirmation.

Settlement Payment Date:                   For each Settlement Contract, the
                                           earlier of ____ __, 2026, which is
                                           the Final Scheduled Termination
                                           Date, (ii) an Early Termination Date
                                           (as used herein having the meaning
                                           set forth in the Up-MACRO Holding
                                           Trust Agreement and the Down-MACRO
                                           Holding Trust Agreement) and (iii) a
                                           Redemption Date. A Settlement
                                           Payment Date shall occur upon the
                                           redemption of Up-MACRO Holding
                                           Shares and Down-MACRO Holding Shares
                                           for the same number of individual
                                           Settlement Contracts as (i) in the
                                           case of an Early Termination Date or
                                           the Final Scheduled Termination
                                           Date, the number of all outstanding
                                           MACRO Units representing all
                                           Up-MACRO and Down-MACRO Holding
                                           Shares that are outstanding and (ii)
                                           in the case of a Paired Optional
                                           Redemption, the number of MACRO
                                           Units representing the Up-MACRO and
                                           Down-MACRO Holding Shares being
                                           redeemed. For the avoidance of
                                           doubt, each Settlement Contract
                                           shall have only one Settlement
                                           Payment Date, and following such
                                           Settlement Payment Date neither
                                           party shall have any obligations
                                           other than with respect to the
                                           Up-MACRO Settlement Payment or
                                           Down-MACRO Settlement Payment owed
                                           by it.

Settlement Payment Payer:                  If the Ending Level (i) as of the
                                           last Price Determination Day
                                           preceding the Settlement Payment
                                           Date, in the case of the Final
                                           Scheduled Termination Date or an
                                           Early Termination Date and (ii) on
                                           such Settlement Payment Date, in the
                                           case of a Redemption Date for a
                                           Paired Optional Redemption (the
                                           dates specified in (i) and (ii)
                                           above, each a "Relevant Measurement
                                           Date" for a Settlement Contract) is
                                           above the Starting Level, the
                                           Down-MACRO Holding Trust will pay
                                           the Down-MACRO Settlement Payment to
                                           the Up-MACRO Holding Trust on such
                                           Settlement Payment Date. If the
                                           Ending Level as of the Relevant
                                           Measurement Date (as described in
                                           the preceding sentence) is below the
                                           Starting Level, the Up-MACRO Holding
                                           Trust will pay the Up-MACRO
                                           Settlement Payment to the Down-MACRO
                                           Holding Trust on such Settlement
                                           Payment Date.

                                           If the Settlement Payment Date for
                                           any Settlement Contract is not a
                                           Distribution Date, the Down-MACRO
                                           Holding Trust or the Up-MACRO
                                           Holding Trust, as applicable, may
                                           deliver Treasuries or a combination
                                           of cash and Treasuries, in each case
                                           with a Value
                                           equal to any Down-MACRO Settlement
                                           Payment or Up-MACRO Settlement
                                           Payment, as applicable, owed on such
                                           date.

Up-MACRO
Settlement Payment:                        With respect to any Settlement
                                           Payment Date, for each Settlement
                                           Contract settled on that date, an
                                           amount equal to: (a) if the Up-MACRO
                                           Underlying Value on the Relevant
                                           Measurement Date is greater than or
                                           equal to the Up-MACRO Asset Amount
                                           on such date, zero; and (b) if the
                                           Up-MACRO Underlying Value on the
                                           Relevant Measurement Date is less
                                           than the Up-MACRO Asset Amount on
                                           such date, an amount equal to (i)
                                           the excess of such Up-MACRO Asset
                                           Amount over such Up-MACRO Underlying
                                           Value divided by (ii) the number of
                                           outstanding Settlement Contracts
                                           immediately prior to such Settlement
                                           Payment Date.

Down-MACRO
Settlement Payment:                        With respect to any Settlement
                                           Payment Date, for each Settlement
                                           Contract settled on that date, an
                                           amount equal to: (a) if the
                                           Down-MACRO Underlying Value on the
                                           Relevant Measurement Date is greater
                                           than or equal to the Down-MACRO
                                           Asset Amount on such date, zero; and
                                           (b) if the Down-MACRO Underlying
                                           Value on the Relevant Measurement
                                           Date is less than the Down-MACRO
                                           Asset Amount on such date, an amount
                                           equal to (i) the excess of such
                                           Down-MACRO Asset Amount over such
                                           Down-MACRO Underlying Value divided
                                           by (ii) the number of outstanding
                                           Settlement Contracts immediately
                                           prior to such Settlement Payment
                                           Date.

Starting Level:                            USD ______.

Ending Level:                              With respect to any Price
                                           Determination Day, the Applicable
                                           Reference Price of Crude Oil on such
                                           Price Determination Day.

Applicable Reference                       Has the meaning set forth in the
Price of Crude Oil:                        Up-MACRO Holding Trust Agreement and
                                           the Down-MACRO Holding Trust
                                           Agreement.

Price Determination Day:                   Has the meaning set forth in the
                                           Up-MACRO Holding Trust Agreement and
                                           the Down-MACRO Holding Trust
                                           Agreement.

Calculation Agent:                         The Administrative Agent

3.   Account Details:

Account(s) for payments to Up-MACRO Holding Trust:

Account(s) for payments to Down-MACRO Holding Trust:

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                          Yours sincerely,

                                          CLAYMORE MACROSHARES OIL UP HOLDING
                                          TRUST

                                          By:  Investors Bank & Trust Company,
                                                 not in its individual capacity
                                                 but solely as Up-MACRO Holding
                                                 Trustee


                                          By:
                                              --------------------------------
                                              Name:
                                              Title:

Confirmed as of the
date first above written:

CLAYMORE MACROSHARES OIL DOWN HOLDING TRUST

By:   Investors Bank & Trust Company,
         not in its individual capacity but
         solely as Down-MACRO Holding Trustee


By:
     -------------------------------------
     Name:
     Title:

                                   Schedule A
                                   ----------

                                              Form of Supplemental Confirmation
                                              ---------------------------------

From:    MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Up Holding Trust

To:      MACRO Securities Depositor, LLC
         Claymore MACROshares Oil Down Holding Trust

Date:

Re:      Settlement Contracts

_______________________________________________________________________________

Ladies and Gentlemen:

         The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Settlement Contracts entered into between us on the Trade Date set forth below. This Supplemental Confirmation is a binding contract between us as of the relevant Trade Date for the Settlement Contracts referenced below.

         The definitions and provisions contained in the Master Confirmation specified below are incorporated into this Supplemental Confirmation. In the event of any inconsistency between those definitions and provisions and this Supplemental Confirmation, this Supplemental Confirmation will govern.

         This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of September __, 2006 (the "Master Confirmation") between us, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below, including, without limitation, all representations and covenants, which are deemed to be repeated by each party hereto on the date hereof.


General Terms:
-------------

Trade Date:                       _________ __, 20__

Number of corresponding
MACRO Units:                      __________

Number of
Settlement Contracts:             __________

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                     Yours sincerely,

                                     CLAYMORE MACROSHARES OIL UP HOLDING TRUST

                                     By:  Investors Bank & Trust Company,
                                            not in its individual capacity but
                                            solely as Up-MACRO Holding Trustee


                                     By:
                                           -----------------------------------
                                           Name:
                                           Title:

Confirmed as of the
date first above written:

CLAYMORE MACROSHARES OIL DOWN HOLDING TRUST

By:   Investors Bank & Trust Company,
         not in its individual capacity but
         solely as Down-MACRO Holding Trustee


By:
     ---------------------------------------
     Name:
     Title: